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                  PUTNAM HARTFORD CAPITAL MANAGER (SERIES VI)
                         PUTNAM HARTFORD CAPITAL ACCESS
                    PUTNAM HARTFORD CAPITAL MANAGER ACCLAIM
                              SEPARATE ACCOUNT TEN
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

     SUPPLEMENT DATED FEBRUARY 1, 2002 TO THE PROSPECTUS DATED MAY 1, 2001

Effective February 1, 2002, under a program called "Rights of Accumulation", if you, your spouse or any other immediate family member are the owner of any other individual annuity contract or variable life insurance policy issued by Hartford or its affiliates, shares of any mutual fund sponsored by Putnam Investments, or shares of another mutual fund approved for the program, we will include those account values along with your Premium Payments when determining your sales charge for this Contract. The other contracts, policies and mutual funds must be identified by you at the time you complete your application or request for annuity, and each time you make subsequent Premium Payments, and must be recognized by Hartford as part of this program. Ask your registered representative or call us to see if your other contracts, policies or mutual funds qualify. This program may not be available in all States.

If you purchased your Contract on or after January 2, 2002, but before the effective date of this program, you may still take part in this program provided that either you or your registered representative contacts us by February 15, 2002 with complete information regarding the other contracts, policies or mutual funds. Unless you instruct us otherwise, reimbursement of any sales charges for this period will be credited to your Contract as soon as possible according to the instructions you have given Hartford for any future Premium Payments and will be priced as of that date. If your future allocations include the DCA Plus Program, the credited amount must meet the Program minimums.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-3546
333-69429
333-50465
333-66935